Deposits Received	12 Months Ended
Mar. 31, 2026
Deposits from customers [abstract]
DEPOSITS RECEIVED
14.	DEPOSITS RECEIVED

The Company receives prepayments from customers prior to delivering metal concentrates. These amounts are recorded as a contract liability and are not recognized as revenue until the metal concentrates are delivered and title transfers to the customer. These amounts are classified as current liabilities, as the Company expects to deliver the related metal concentrates within its normal operating cycle, which is less than 12 months. As of March 31, 2026, amounts received in advance of delivery of metal concentrates to customers amount to $20,888 (March 31, 2025 - $7,264).